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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      ------------------------------------

                Date of Report (Date of earliest event reported)

                       NOVEMBER 5, 2001 (AUGUST 21, 2001)

                              SCREAMINGMEDIA, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                  000-30309                13-4042678
     ------------------------   ------------------------   --------------------
     (State of Incorporation)   (Commission File Number)   (IRS Employer
                                                           Identification No.)

  601 West 26th Street
  13th Floor
  New York, NY                                                 10001
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(Address of principal executive offices)                     (Zip Code)

                                 (212) 691-7900
                           ---------------------------
              (Registrant's telephone number, including area code)


                                      {N/A}
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, as filed with the Securities and Exchange Commission ("SEC") on August 22, 2001, as set forth in the pages attached hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of business acquired

The consolidated financial statements of Stockpoint, Inc., for the periods reflected therein, are set forth in Exhibit 99.1.

(b)      Pro Forma Financial Information

The pro forma condensed combined financial information for ScreamingMedia, Inc and Stockpoint, Inc., for the periods reflected therein, is set forth in Exhibit 99.2.

(c)      Exhibits

23      Consent of Deloitte & Touche LLP*


99.1 Audited Consolidated Financial Statements of Stockpoint Inc. for the Years Ended December 31, 2000, 1999, and 1998 respectively. Unaudited Consolidated Financial Statements of Stockpoint Inc. as at June 30, 2001 and for the Six Months Ended June 30, 2001 and 2000.*

99.2 Pro Forma Financial Information for ScreamingMedia, Inc. and Stockpoint, Inc.*

* Filed herewith.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
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                                       SCREAMINGMEDIA, INC.


                                       By: /s/ David Obstler
                                          --------------------------------------
                                          David Obstler
                                          Chief Financial Officer and Treasurer
                                          Dated:  November 05, 2001



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                                  EXHIBIT INDEX

23      Consent of Deloitte & Touche LLP*

99.1 Audited Consolidated Financial Statements of Stockpoint Inc. for the Years Ended December 31, 2000, 1999, and 1998, respectively. Unaudited Consolidated Financial Statements of Stockpoint Inc. for the Six Months
Ended June 30, 2001 and 2000.

99.2     Pro Forma Financial Information for ScreamingMedia, Inc. and
Stockpoint, Inc.